ABRDN DYNAMIC DIVIDEND FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 11, 2024, the Board of Trustees (the "Board") of abrdn Funds (the "Trust") approved a change to the abrdn Dynamic Dividend Fund's (the "Fund's") non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities' historic valuations (the "80% Policy"). The change will take effect on or about February 28, 2025 (the "Effective Date").

As of the Effective Date, the Fund's 80% Policy will change to a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income.

More information regarding this change is included in the Supplement to the Fund's Summary Prospectus, which is included with this notice. An updated Summary Prospectus will be available for the Fund following the Effective Date.

Dated: December 12, 2024

ABRDN FUNDS
(the "Trust")

abrdn Dynamic Dividend Fund
(the "Fund")

Supplement dated December 12, 2024 to the Fund's Summary Prospectus dated
February 29, 2024, as supplemented to date

On December 11, 2024, the Board of Trustees (the "Board") of the Trust approved a change in the Fund's non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities' historic valuations. Such change will take effect as of the date of effectiveness of an amendment to the Trust's registration statement, which is anticipated to be on or about February 28, 2025 (the "Effective Date").

As of the Effective Date, the Fund will change its non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities' historic valuations to a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. An updated Summary Prospectus reflecting this change will be available for the Fund following the Effective Date.

As of the Effective Date, the Summary Prospectus is hereby revised as follows:

Principal Investment Strategies Changes

On the Effective Date, the following disclosure will replace the first paragraph in the section entitled "Principal Strategies" in the Fund's Summary Prospectus beginning on page 2:

As a non-fundamental policy, under normal circumstances, the Dynamic Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. Net assets include the amounts of any borrowings for investment purposes. Corporations that pay dividend income may also include companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests include primarily common stocks, but the Fund may also invest in other equity securities, including, but not limited to, preferred stock and depositary receipts. The Fund aims to invest in securities of companies that it believes are undervalued relative to the market and to the securities' historic valuations. The Fund may invest in companies of any market capitalization.

Please retain this Supplement for future reference.